UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2013

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6890-7188

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2013, Flextronics International Ltd. (the “Company”) issued a press release announcing its financial results for the first quarter ended June 30, 2013.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2013, the Company named Mr. David Bennett as Chief Accounting Officer of the Company, effective July 24, 2013, replacing Mr. Christopher Collier in that capacity.  Mr. Collier continues to serve as the Company’s Chief Financial Officer. Mr. Bennett, age 43, served as Vice President of Finance and Corporate Controller of the Company from 2011 to July 24, 2013.  From 2005 to 2011 he served as Assistant Corporate Controller and was promoted to Vice President of Finance in 2009. Prior to joining Flextronics, Mr. Bennett worked at Deloitte LLP and is a certified public accountant.

On July 24, 2013, the Board approved the following compensation arrangements for Mr. Bennett: (a) an annual base salary of $330,000; and (b) a grant of 25,000 service-based restricted share units which will vest in four equal annual installments beginning on July 25, 2014.

Flextronics International USA, Inc., (a subsidiary of the Company) and Mr. Bennett entered into a Promissory Note, dated as of April 12, 2012 (the “Note”), in connection with Mr. Bennett’s relocation to California. The principal amount of the Note was $275,000 and the Note did not bear interest. Mr. Bennett repaid the outstanding balance of $275,000 due under the Note on July 19, 2013, prior to his appointment as Chief Accounting Officer.

Item 8.01                   Other Events.

On July 25, 2013, the Company announced that its Board of Directors has approved, subject to approval by the Company’s shareholders at the Extraordinary General Meeting on July 29, 2013, a new share repurchase program.  A copy of the press release is furnished with this report as Exhibit 99.1. This new authorization permits, subject to shareholder approval, the repurchase of ordinary shares up to an aggregate limit under Singapore law of 10% of the Company’s outstanding ordinary shares as of the date of the Company’s Extraordinary General Meeting. The share repurchase program does not obligate the Company to repurchase a specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1	Press release, dated July 25, 2013, issued by Flextronics International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date:	July 25, 2013	By:	/s/ Christopher Collier
			Name:	Christopher Collier
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 25, 2013, issued by Flextronics International Ltd.